                                                                   Exhibit 10.14


                      TUMBLEWEED COMMUNICATIONS CORPORATION
                WAIVER OF AMENDED AND RESTATED INVESTORS' RIGHTS
                                    AGREEMENT

     The undersigned Holders (as that term is defined in the Amended and Restated Investors' Rights Agreement, dated January 31, 2000, as amended (the "Rights Agreement") among Tumbleweed Communications Corp. (the "Company") and such holders of Registrable Securities, (as that term is defined in the Rights Agreement) which Holders together hold at least 50% of the outstanding Registrable Securities of the Company, hereby waive, on behalf of themselves and all other Holders of Registrable Securities under the Rights Agreement, all rights, including without limitation all registration rights and indemnification rights, all Holders have pursuant to the Rights Agreement in connection with the proposed underwritten public offering (the "Offering") by the Company and certain stockholders of the Company. Pursuant to Sections 3.10 and 4.5.2 of the Rights Agreement, consent to this Waiver will bind all parties to the Rights Agreement.

     This Waiver may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     The undersigned understand that the Company and the underwriters of the Offering will proceed with the Offering in reliance on this Wavier.

         IN WITNESS WHEREOF, the undersigned has executed this Waiver as of __________ __, 2000.



For Corporation/Partnership:                 For Individual:



___________________________                  ____________________________
(Name of Entity)                             (Name)


By:___________________                       ____________________________
Title:________________                       (Signature)